UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINVX

Putnam Investors Fund

Annual report
7 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Investors
Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	24

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam Investors Fund

Seeking growth with rigorous research and a flexible approach

Putting decades of investment experience into action, Portfolio Manager Jerry Sullivan researches the universe of large U.S. companies for opportunities that others may have overlooked. Jerry may see potential in value stocks, where investors have temporarily pushed prices too low, or in growth stocks that other investors may be underestimating. He works with a team of equity analysts to identify factors that may give a company an edge and help it outperform expectations.

"We have the flexibility to invest in both growth and value stocks. This provides me and our team of analysts with a broad range of investment opportunities."

Gerard P. Sullivan
Portfolio Manager

Looking for an edge with disciplined research

"One way I generate investment ideas is by following legacy names," says Jerry. "These are businesses that I have followed closely throughout my 30-year career. I regularly research these companies, in all market conditions, regardless of whether I am currently investing in them. I've come to know my legacy names so well that I am likely to spot opportunities that may be overlooked by others."

Investing through decades of changing markets

Growth of a $10,000 investment since fund inception, 12/1/25, through 7/31/16

$28,412,083
9.17%
annualized return before sales charge
Through more than 90 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.
'25
'35
'45
'55
'65
'75
'85
'95
'05
7/31/16

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 Investors Fund

Investors Fund 3

Interview with
your fund’s
portfolio manager

Jerry, how were investing conditions during the 12-month reporting period ended July 31, 2016?

It was an eventful 12 months for U.S. stocks, characterized by two significant market corrections. In the early months of the period, there were a few bumps in the road, but for the most part, growth was tepid, volatility was relatively low, and stock performance was flat to modestly positive. However, this calm came to a sudden halt in late summer 2015, when the market’s lengthy advance came to an end with sharp declines.

The turbulence peaked in August with some of the biggest swings in the history of the market, including a historic 1,000-point intraday plunge for the Dow Jones Industrial Average on August 24, 2015. For the first time since 2011, major U.S. equity indexes experienced a correction, defined as a decline

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

4	Investors Fund

of 10% or more from a recent high. The downturn was due in large part to concerns about the economic slowdown in China, the world’s second-largest economy and a key driver of growth across world markets. Stocks recovered from their August lows, and the U.S. market delivered its strongest October return since 2011. Although stocks continued to advance through the close of the calendar year, markets remained unsettled, and 2015 became the weakest year for U.S. stock performance since the 2008 global financial crisis.

Conditions certainly didn’t improve with the start of 2016. Volatility and investor anxiety escalated dramatically, and the S&P 500 Index, a common measure of U.S. stock market performance, posted one of its worst-ever January losses. The downturn continued through February 11, 2016, the low point for the period, when major U.S. stock indexes were down more than 10% since the start of the year. Stocks then staged a remarkable rebound. As recession fears subsided and oil prices stabilized, turbulence eased, and in March the S&P 500 Index delivered its best monthly return in five months.

Market volatility returned with a vengeance in late June, largely in response to Brexit — the decision by United Kingdom voters to leave the European Union [EU]. U.S. stock prices plummeted more than 5% in the two days after the vote, followed by a dramatic three-day recovery and a relatively calm July in which U.S. stocks delivered gains.

How did the fund perform for the reporting period?

In this challenging 12-month period, the fund returned –1.04%, underperforming its benchmark, the S&P 500 Index, which returned 5.61%, and the average return of 2.39% for funds in its Lipper peer group, Large-Cap Core Funds.

What are some holdings that detracted from performance relative to the benchmark?

The top detractor from performance for the period was AMAG Pharmaceuticals, a drug company specializing in maternal health, anemia, and cancer supportive care. The stock declined as investors became concerned about competitive pressure on one of AMAG’s products, Makena, a drug designed

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 3–4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Investors Fund	5

to prevent preterm birth. By the close of the period, AMAG had been sold from the fund’s portfolio.

Another disappointing performer for the period was the stock of Perrigo, an Ireland-based specialty pharmaceutical company. The stock struggled as investors became increasingly disappointed with Perrigo’s decision to acquire Omega Pharma, a Belgium-based consumer health-care company. Also hurting the stock was the announcement in late 2015 that Perrigo would not be acquired by Mylan — a potential deal that had pleased investors earlier in the year. Perrigo was no longer a fund holding at the end of the period.

One strategy that dampened returns versus the benchmark was my decision to maintain an underweight position versus the benchmark in Amazon.com — a stock that performed very well for the period. In my view, this stock was quite expensive, and I chose to put greater emphasis on holdings that I believed offered more attractive risk/reward profiles.

Can you provide examples of stocks or strategies that helped fund performance for the period?

The top contributor for the period was the fund’s investment in NVIDIA, a “visual computing” company that offers specialized platforms for a number of markets, including gaming and automotive businesses.

Aerospace and defense sector stocks were also among the portfolio highlights — most notably Northrop Grumman, one of the top contributors to relative performance. In my view, this is a well-managed company that has delivered strong earnings and appears to be poised to benefit from an increase in defense spending by the U.S. government. Another notable contributor was the fund’s investment in Computer Sciences, a global provider of information technology services.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Investors Fund

What is your outlook for the investing environment in the coming months?

I believe two significant downturns in the stock market — in August 2015 and January 2016 — provided investors with many more attractively priced stocks. At the same time, we continued to see improvements in U.S. economic data, including lower unemployment and home price appreciation. Certainly, global macroeconomic issues remain that could pose risks for stock market investors in the months ahead, but I believe many concerns have already been priced into the market. In fact, I believe we could be surprised by slightly more economic growth than expected in the later months of 2016.

As the period came to a close, concerns emerged about the effects of the Brexit vote, including how the rest of the developed world will respond. Investors, myself included, certainly felt the impact of the dramatic decline in the immediate aftermath of the vote. In our view, what is more important than the short-term negative surprise, however, is the uncertainty about the long-term consequences. During the period, investor worries included the potential for increased protectionism, friction in trade, and additional EU exits. We believe we won’t have many answers for quite some time, and some parts of the market may be tough to navigate as a result.

As always, I will continue to look for what I believe are fundamentally strong companies with solid balance sheets, long-term growth prospects, and the resilience to make it through these types of challenges.

Thanks for your time and for bringing us up to date, Jerry.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Investors Fund	7

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Investors Fund

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

Investors Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(1/7/97)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	9.17%	9.10%	9.07%	9.07%	8.34%	8.34%	8.42%	8.38%	8.89%	9.23%	9.22%

10 years	76.09	65.97	65.65	65.65	63.28	63.28	67.47	61.61	71.74	81.92	80.56
Annual average	5.82	5.20	5.18	5.18	5.02	5.02	5.29	4.92	5.56	6.17	6.09

5 years	76.39	66.25	69.77	67.77	69.77	69.77	71.93	65.92	74.10	79.94	78.59
Annual average	12.02	10.70	11.17	10.90	11.17	11.17	11.45	10.66	11.73	12.47	12.30

3 years	28.56	21.17	25.65	22.65	25.64	25.64	26.60	22.17	27.57	30.13	29.51
Annual average	8.74	6.61	7.91	7.04	7.91	7.91	8.18	6.90	8.46	9.18	9.00

1 year	–1.04	–6.73	–1.76	–6.64	–1.82	–2.79	–1.54	–4.99	–1.28	–0.62	–0.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Investors Fund

Comparative index returns For periods ended 7/31/16

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	—†	—†

10 years	110.89%	94.66%
Annual average	7.75	6.83

5 years	87.36	73.03
Annual average	13.38	11.54

3 years	37.35	29.59
Annual average	11.16	8.99

1 year	5.61	2.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/16, there were 856, 772, 690, and 524 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,565 and $16,328, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,161. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $17,174, $18,192, and $18,056, respectively.

Investors Fund	11

Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.310		$0.153	$0.192	$0.210		$0.212	$0.398	$0.378

Capital gains	—		—	—	—		—	—	—

Total	$0.310		$0.153	$0.192	$0.210		$0.212	$0.398	$0.378

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/15	$22.46	$23.83	$20.10	$21.18	$21.12	$21.89	$22.07	$22.90	$22.81

7/31/16	21.91	23.25	19.59	20.60	20.58	21.33	21.57	22.35	22.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(1/7/97)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	9.13%	9.05%	9.03%	9.03%	8.30%	8.30%	8.38%	8.34%	8.85%	9.19%	9.18%

10 years	66.59	57.01	56.70	56.70	54.52	54.52	58.38	52.84	62.43	72.04	70.80
Annual average	5.24	4.61	4.59	4.59	4.45	4.45	4.71	4.33	4.97	5.58	5.50

5 years	64.46	55.01	58.36	56.36	58.42	58.42	60.34	54.73	62.36	67.75	66.53
Annual average	10.46	9.16	9.63	9.35	9.64	9.64	9.90	9.12	10.18	10.90	10.74

3 years	30.91	23.38	27.94	24.94	27.92	27.92	28.86	24.35	29.84	32.52	31.86
Annual average	9.39	7.25	8.56	7.70	8.55	8.55	8.82	7.53	9.10	9.84	9.66

1 year	–3.90	–9.43	–4.68	–9.41	–4.64	–5.59	–4.43	–7.77	–4.18	–3.53	–3.68

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Investors Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 7/31/15	1.03%	1.78%	1.78%	1.53%	1.28%	0.64%	0.78%

Annualized expense ratio for the
six-month period ended 7/31/16*	1.07%	1.82%	1.82%	1.57%	1.32%	0.66%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.62	$9.54	$9.54	$8.23	$6.93	$3.47	$4.31

Ending value (after expenses)	$1,111.60	$1,107.40	$1,107.50	$1,108.80	$1,110.70	$1,114.20	$1,113.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Investors Fund 13

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.37	$9.12	$9.12	$7.87	$6.62	$3.32	$4.12

Ending value (after expenses)	$1,019.54	$1,015.81	$1,015.81	$1,017.06	$1,018.30	$1,021.58	$1,020.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Investors Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Investors Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Investors Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Investors Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 Investors Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

Investors Fund 19

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

20 Investors Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 876, 793 and 708 funds, respectively, in your fund’s Lipper peer group. (When considering

Investors Fund 21

performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s underweight positioning in top-performing growth stocks, particularly in the information technology and consumer discretionary sectors.

The Trustees considered that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management

22 Investors Fund

and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management.

The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Investors Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —  from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Investors Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investors Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund (the fund), including the fund’s portfolio, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investors Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 6, 2016

Investors Fund 25

The fund’s portfolio 7/31/16

COMMON STOCKS (98.1%)*	Shares	Value

Aerospace and defense (4.4%)
Boeing Co. (The)	82,800	$11,067,048

General Dynamics Corp.	41,048	6,029,541

Honeywell International, Inc.	82,730	9,623,981

L-3 Communications Holdings, Inc.	50,845	7,709,627

Northrop Grumman Corp.	115,400	24,999,102

Raytheon Co.	59,200	8,260,176

TransDigm Group, Inc. † S	16,400	4,584,128

United Technologies Corp.	51,600	5,554,740

77,828,343
Air freight and logistics (0.4%)
United Parcel Service, Inc. Class B	67,300	7,275,130

7,275,130
Airlines (1.0%)
American Airlines Group, Inc.	143,200	5,083,600

Southwest Airlines Co.	285,600	10,570,056

United Continental Holdings, Inc. †	59,400	2,785,266

18,438,922
Auto components (0.4%)
Lear Corp.	60,700	6,886,415

6,886,415
Automobiles (0.4%)
General Motors Co.	240,900	7,597,986

7,597,986
Banks (7.3%)
Bank of America Corp.	1,524,342	22,087,716

Citigroup, Inc.	395,217	17,314,457

JPMorgan Chase & Co.	814,673	52,114,632

KeyCorp	667,200	7,806,240

Regions Financial Corp.	682,400	6,257,608

Wells Fargo & Co.	538,998	25,855,734

131,436,387
Beverages (2.4%)
Dr. Pepper Snapple Group, Inc.	101,784	10,026,742

Molson Coors Brewing Co. Class B	62,702	6,405,636

PepsiCo, Inc.	237,900	25,912,068

42,344,446
Biotechnology (3.8%)
Amgen, Inc.	141,900	24,411,057

Biogen, Inc. †	42,600	12,351,018

Celgene Corp. †	97,300	10,916,087

Gilead Sciences, Inc.	210,700	16,744,329

United Therapeutics Corp. †	25,500	3,085,755

67,508,246
Capital markets (2.7%)
Ameriprise Financial, Inc.	37,500	3,594,000

Goldman Sachs Group, Inc. (The)	125,400	19,914,774

KKR & Co. LP	459,700	6,638,068

Morgan Stanley	413,800	11,888,474

State Street Corp.	84,000	5,525,520

		47,560,836

26 Investors Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Chemicals (2.1%)
Chemtura Corp. †	64,700	$1,817,423

Dow Chemical Co. (The)	155,843	8,364,094

E.I. du Pont de Nemours & Co.	116,700	8,072,139

Ingevity Corp. †	86,100	3,295,047

LyondellBasell Industries NV Class A	91,200	6,863,712

Monsanto Co.	52,700	5,626,779

Symrise AG (Germany)	37,859	2,668,255

36,707,449
Commercial services and supplies (0.9%)
KAR Auction Services, Inc.	108,762	4,651,751

MiX Telematics, Ltd. ADR (South Africa)	152,333	781,468

Tyco International PLC	101,500	4,625,355

Waste Connections, Inc. (Canada)	55,700	4,148,536

West Corp.	91,700	2,027,487

16,234,597
Communications equipment (1.5%)
Cisco Systems, Inc.	886,300	27,058,739

27,058,739
Consumer finance (1.5%)
Capital One Financial Corp.	122,400	8,210,592

Discover Financial Services	202,000	11,481,680

Synchrony Financial †	252,900	7,050,852

26,743,124
Containers and packaging (0.1%)
Ball Corp.	37,700	2,664,259

2,664,259
Distributors (0.2%)
LKQ Corp. †	106,000	3,645,340

3,645,340
Diversified financial services (1.0%)
Capitol Acquisition Corp. III (Units) †	179,750	1,786,715

Easterly Acquisition Corp. (Units) †	736,300	7,539,712

Pace Holdings Corp. (Units) †	360,718	3,661,288

Silver Run Acquisition Corp. (Units) †	361,115	4,495,882

17,483,597
Diversified telecommunication services (2.5%)
AT&T, Inc.	338,452	14,651,587

Iridium Communications, Inc. † S	269,948	2,424,133

Level 3 Communications, Inc. †	150,100	7,595,060

Verizon Communications, Inc.	347,821	19,272,762

43,943,542
Electric utilities (1.5%)
Edison International	66,600	5,153,508

Entergy Corp.	92,800	7,552,992

Exelon Corp.	275,700	10,278,096

FirstEnergy Corp.	118,500	4,138,020

27,122,616
Electrical equipment (0.2%)
Emerson Electric Co.	64,100	3,583,190

		3,583,190

Investors Fund 27

COMMON STOCKS (98.1%)* cont.	Shares	Value

Energy equipment and services (1.7%)
Halliburton Co.	206,200	$9,002,692

Nabors Industries, Ltd.	257,700	2,319,300

Schlumberger, Ltd.	233,170	18,774,848

30,096,840
Food and staples retail (2.4%)
CVS Health Corp.	151,810	14,075,823

Kroger Co. (The)	120,400	4,116,476

Wal-Mart Stores, Inc.	155,000	11,310,350

Walgreens Boots Alliance, Inc.	163,400	12,949,450

42,452,099
Food products (1.4%)
General Mills, Inc.	61,700	4,435,613

JM Smucker Co. (The)	52,700	8,124,232

Kraft Heinz Co. (The)	87,000	7,515,930

Mead Johnson Nutrition Co.	49,600	4,424,320

24,500,095
Gas utilities (0.2%)
UGI Corp.	94,800	4,290,648

4,290,648
Health-care equipment and supplies (1.5%)
Baxter International, Inc.	116,300	5,584,726

Becton Dickinson and Co.	42,300	7,444,800

C.R. Bard, Inc.	28,800	6,443,424

Danaher Corp.	85,000	6,922,400

26,395,350
Health-care providers and services (3.7%)
Aetna, Inc.	75,300	8,675,313

AmerisourceBergen Corp.	55,800	4,753,602

Anthem, Inc.	33,100	4,347,354

Cardinal Health, Inc.	75,800	6,336,880

Cigna Corp.	40,300	5,197,088

Express Scripts Holding Co. †	66,700	5,073,869

HCA Holdings, Inc. †	121,600	9,379,008

McKesson Corp.	46,700	9,085,952

UnitedHealth Group, Inc.	98,500	14,105,200

66,954,266
Hotels, restaurants, and leisure (1.6%)
Del Taco Restaurants, Inc. † S	286,340	3,009,433

McDonald’s Corp.	95,300	11,212,045

Penn National Gaming, Inc. †	311,100	4,672,722

Wyndham Worldwide Corp.	65,400	4,644,708

Yum! Brands, Inc.	54,500	4,873,390

28,412,298
Household durables (0.4%)
New Home Co., Inc. (The) †	200,147	1,971,448

Tempur Sealy International, Inc. † S	44,800	3,388,224

WCI Communities, Inc. †	102,100	1,718,343

7,078,015
Household products (0.9%)
Procter & Gamble Co. (The)	180,100	15,414,759

		15,414,759

28 Investors Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Independent power and renewable electricity producers (0.3%)
NRG Energy, Inc.	420,900	$5,825,256

5,825,256
Industrial conglomerates (0.7%)
General Electric Co.	412,400	12,842,136

12,842,136
Insurance (2.8%)
American International Group, Inc.	330,950	18,016,918

Assured Guaranty, Ltd.	122,700	3,287,133

Hartford Financial Services Group, Inc. (The)	191,900	7,647,215

Lincoln National Corp.	110,600	4,829,902

MetLife, Inc.	138,066	5,900,941

Prudential PLC (United Kingdom)	113,920	2,012,745

Travelers Cos., Inc. (The)	79,000	9,181,380

50,876,234
Internet and catalog retail (1.0%)
Amazon.com, Inc. †	23,200	17,604,392

FabFurnish GmbH (acquired 8/2/13, cost $31) (Private) (Brazil) † ∆∆ F	46	19

Global Fashion Group SA (acquired 8/2/13, cost $1,535,904) (Private)
(Brazil) † ∆∆ F	36,256	261,059

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $31)
(Private) (Brazil) † ∆∆ F	23	19

New Middle East Other Assets GmbH (acquired 8/2/13, cost $12)
(Private) (Brazil) † ∆∆ F	9	8

17,865,497
Internet software and services (4.1%)
Alibaba Group Holding, Ltd. ADR (China) † S	38,600	3,183,728

Alphabet, Inc. Class A †	19,200	15,193,728

Alphabet, Inc. Class C †	50,894	39,126,798

Facebook, Inc. Class A †	126,000	15,616,440

73,120,694
IT Services (3.1%)
Computer Sciences Corp.	139,260	6,660,806

IBM Corp.	100,200	16,094,124

MasterCard, Inc. Class A	88,200	8,400,168

Visa, Inc. Class A	243,800	19,028,590

Xerox Corp.	475,800	4,900,740

55,084,428
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	155,600	7,485,916

7,485,916
Machinery (0.8%)
Deere & Co. S	90,200	7,009,442

Fortive Corp. †	42,500	2,048,925

Trinity Industries, Inc.	207,496	4,815,982

13,874,349
Media (3.1%)
CBS Corp. Class B (non-voting shares)	109,900	5,738,978

Charter Communications, Inc. Class A †	29,238	6,867,129

Comcast Corp. Class A	284,700	19,146,075

DISH Network Corp. Class A †	90,300	4,823,826

Live Nation Entertainment, Inc. †	235,800	6,465,636

Investors Fund 29

COMMON STOCKS (98.1%)* cont.	Shares	Value

Media cont.
Time Warner, Inc.	92,500	$7,090,125

Walt Disney Co. (The)	63,900	6,131,205

56,262,974
Metals and mining (0.7%)
ArcelorMittal ADR (France) † S	470,400	3,067,008

Nucor Corp.	161,600	8,668,224

11,735,232
Multiline retail (1.2%)
Dollar General Corp.	74,100	7,020,234

Macy’s, Inc.	94,400	3,382,352

Target Corp.	139,900	10,538,667

20,941,253
Oil, gas, and consumable fuels (5.2%)
Anadarko Petroleum Corp.	110,600	6,031,018

Boardwalk Pipeline Partners LP	139,800	2,336,058

ConocoPhillips	128,700	5,253,534

Enterprise Products Partners LP	271,900	7,740,993

EOG Resources, Inc.	53,100	4,338,270

Exxon Mobil Corp.	363,025	32,291,074

Green Plains Partners LP	297,487	5,500,535

Memorial Resource Development Corp. †	326,075	4,884,604

Pioneer Natural Resources Co.	12,703	2,065,127

Royal Dutch Shell PLC ADR Class A (United Kingdom)	163,351	8,459,948

Scorpio Tankers, Inc.	694,900	3,307,724

Suncor Energy, Inc. (Canada)	150,600	4,052,646

Valero Energy Corp.	138,700	7,251,236

93,512,767
Personal products (0.6%)
Avon Products, Inc.	594,845	2,421,019

Coty, Inc. Class A	81,959	2,202,238

Edgewell Personal Care Co. †	65,411	5,534,425

10,157,682
Pharmaceuticals (6.2%)
Allergan PLC †	27,219	6,885,046

Bristol-Myers Squibb Co.	82,300	6,156,863

Eli Lilly & Co.	103,400	8,570,826

Jazz Pharmaceuticals PLC †	35,232	5,318,975

Johnson & Johnson	307,500	38,508,225

Merck & Co., Inc.	271,900	15,949,654

Mylan NV †	125,900	5,890,861

Pfizer, Inc.	696,426	25,691,155

112,971,605
Real estate investment trusts (REITs) (1.8%)
Armada Hoffler Properties, Inc. R	531,044	7,949,729

Easterly Government Properties, Inc. R S	536,744	10,997,885

Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	142,436	3,203,386

Kimco Realty Corp. R	118,500	3,803,850

MGM Growth Properties, LLC Class A R S	108,737	2,947,860

Rayonier, Inc. R	116,000	3,157,520

		32,060,230

30 Investors Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Real estate management and development (0.2%)
Kennedy-Wilson Holdings, Inc.	190,000	$3,999,500

3,999,500
Road and rail (0.9%)
Union Pacific Corp.	170,000	15,818,500

15,818,500
Semiconductors and semiconductor equipment (3.3%)
Broadcom, Ltd.	25,800	4,179,084

Intel Corp.	577,800	20,142,108

Lam Research Corp. S	65,700	5,897,889

Micron Technology, Inc. †	570,700	7,841,418

NVIDIA Corp.	108,100	6,172,510

QUALCOMM, Inc.	154,100	9,643,578

Texas Instruments, Inc.	61,600	4,296,600

58,173,187
Software (4.6%)
Electronic Arts, Inc. †	118,100	9,013,392

Microsoft Corp.	980,100	55,552,068

Oracle Corp.	356,534	14,632,155

TubeMogul, Inc. † S	212,140	2,378,089

81,575,704
Specialty retail (3.5%)
American Eagle Outfitters, Inc. S	175,100	3,137,792

Best Buy Co., Inc.	183,300	6,158,880

Gap, Inc. (The) S	191,300	4,933,627

Home Depot, Inc. (The)	151,300	20,915,712

Lowe’s Cos., Inc.	192,000	15,797,760

Michaels Cos., Inc. (The) †	189,178	4,986,732

TJX Cos., Inc. (The)	85,100	6,954,372

62,884,875
Technology hardware, storage, and peripherals (4.9%)
Apple, Inc.	572,469	59,656,993

EMC Corp.	359,100	10,155,348

Hewlett Packard Enterprise Co.	337,992	7,104,592

HP, Inc.	479,492	6,717,683

Western Digital Corp.	96,700	4,594,217

88,228,833
Tobacco (0.6%)
Philip Morris International, Inc.	101,000	10,126,260

		10,126,260

Total common stocks (cost $1,484,400,207)		$1,753,080,646

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	4,047	$3,627,488

American Tower Corp. $5.50 cv. pfd. R	37,928	4,228,972

Iridium Communications, Inc. 7.00% cv. pfd.	27,936	3,069,468

Total convertible preferred stocks (cost $10,633,400)		$10,925,928

Investors Fund 31

SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.62% [d]	38,099,275	$38,099,275

Putnam Short Term Investment Fund 0.44% L	19,934,860	19,934,860

Total short-term investments (cost $58,034,135)		$58,034,135

TOTAL INVESTMENTS

Total investments (cost $1,553,067,742)		$1,822,040,709

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,786,468,369.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $261,105, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

32 Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$211,313,548	$—	$261,105

Consumer staples	144,995,341	—	—

Energy	123,609,607	—	—

Financials	310,159,908	—	—

Health care	281,315,383	—	—

Industrials	165,895,167	—	—

Information technology	383,241,585	—	—

Materials	51,106,940	—	—

Telecommunication services	43,943,542	—	—

Utilities	37,238,520	—	—

Total common stocks	1,752,819,541	—	261,105

Convertible preferred stocks	—	10,925,928	—

Short-term investments	19,934,860	38,099,275	—

Totals by level	$1,772,754,401	$49,025,203	$261,105

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Investors Fund 33

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value, including $37,306,226 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,495,033,607)	$1,764,006,574
Affiliated issuers (identified cost $58,034,135) (Notes 1 and 5)	58,034,135

Dividends, interest and other receivables	2,308,649

Receivable for shares of the fund sold	550,736

Receivable for investments sold	5,742,483

Prepaid assets	42,951

Total assets	1,830,685,528

LIABILITIES

Payable for investments purchased	1,049,233

Payable for shares of the fund repurchased	2,152,624

Payable for compensation of Manager (Note 2)	834,251

Payable for custodian fees (Note 2)	9,650

Payable for investor servicing fees (Note 2)	575,735

Payable for Trustee compensation and expenses (Note 2)	849,903

Payable for administrative services (Note 2)	6,725

Payable for distribution fees (Note 2)	389,429

Collateral on securities loaned, at value (Note 1)	38,099,275

Other accrued expenses	250,334

Total liabilities	44,217,159

Net assets	$1,786,468,369

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,937,501,091

Undistributed net investment income (Note 1)	17,922,387

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(437,927,992)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	268,972,883

Total — Representing net assets applicable to capital shares outstanding	$1,786,468,369

(Continued on next page)

34 Investors Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,429,932,143 divided by 65,267,490 shares)	$21.91

Offering price per class A share (100/94.25 of $21.91)*	$23.25

Net asset value and offering price per class B share ($34,943,870 divided by 1,783,892 shares)**	$19.59

Net asset value and offering price per class C share ($56,541,576 divided by 2,744,164 shares)**	$20.60

Net asset value and redemption price per class M share ($17,862,697 divided by 867,812 shares)	$20.58

Offering price per class M share (100/96.50 of $20.58)*	$21.33

Net asset value, offering price and redemption price per class R share
($2,774,235 divided by 128,631 shares)	$21.57

Net asset value, offering price and redemption price per class R6 share
($17,562,670 divided by 785,908 shares)	$22.35

Net asset value, offering price and redemption price per class Y share
($226,851,178 divided by 10,200,388 shares)	$22.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Investors Fund 35

Statement of operations Year ended 7/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $167,348)	$39,896,884

Interest (including interest income of $61,154 from investments in affiliated issuers) (Note 5)	66,282

Securities lending (Note 1)	149,659

Total investment income	40,112,825

EXPENSES

Compensation of Manager (Note 2)	9,878,097

Investor servicing fees (Note 2)	3,587,992

Custodian fees (Note 2)	23,067

Trustee compensation and expenses (Note 2)	141,134

Distribution fees (Note 2)	4,659,044

Administrative services (Note 2)	48,697

Other	664,632

Fees waived and reimbursed by Manager (Note 2)	(21,320)

Total expenses	18,981,343

Expense reduction (Note 2)	(59,464)

Net expenses	18,921,879

Net investment income	21,190,946

Net realized gain on investments (Notes 1 and 3)	22,640,906

Net realized loss on foreign currency transactions (Note 1)	(2,021)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,907

Net unrealized depreciation of investments during the year	(73,255,688)

Net loss on investments	(50,614,896)

Net decrease in net assets resulting from operations	$(29,423,950)

The accompanying notes are an integral part of these financial statements.

36 Investors Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$21,190,946	$16,493,220

Net realized gain on investments
and foreign currency transactions	22,638,885	132,183,131

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(73,253,781)	9,993,576

Net increase (decrease) in net assets resulting
from operations	(29,423,950)	158,669,927

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(21,558,644)	(14,318,680)

Class B	(310,030)	(127,600)

Class C	(538,027)	(173,070)

Class M	(229,369)	(116,965)

Class R	(30,824)	(30,106)

Class R5	(279)	(193)

Class R6	(330,684)	(211,123)

Class Y	(4,041,460)	(1,130,271)

Increase (decrease) from capital share transactions (Note 4)	(114,895,121)	111,357,043

Total increase (decrease) in net assets	(171,358,388)	253,918,962

NET ASSETS

Beginning of year	1,957,826,757	1,703,907,795

End of year (including undistributed net investment income
of $17,922,387 and $15,005,544, respectively)	$1,786,468,369	$1,957,826,757

The accompanying notes are an integral part of these financial statements.

Investors Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
July 31, 2016	$22.46	.25	(.49)	(.24)	(.31)	(.31)	—	$21.91	(1.04)	$1,429,932	1.05 [g]	1.20 [g]	33
July 31, 2015	20.73	.20	1.73	1.93	(.20)	(.20)	—	22.46	9.32	1,590,907	1.03	.92	44
July 31, 2014	17.64	.21	3.09	3.30	(.21)	(.21)	—	20.73	18.84	1,508,086	1.08	1.09	63
July 31, 2013	13.89	.20	3.70	3.90	(.15)	(.15)	—	17.64	28.29	1,364,640	1.14	1.28	77
July 31, 2012	13.12	.14	.76	.90	(.13)	(.13)	—[d,e]	13.89	6.95	1,191,455	1.20	1.11	49

Class B
July 31, 2016	$20.10	.08	(.44)	(.36)	(.15)	(.15)	—	$19.59	(1.76)	$34,944	1.80 [g]	.45 [g]	33
July 31, 2015	18.58	.03	1.54	1.57	(.05)	(.05)	—	20.10	8.46	42,998	1.78	.18	44
July 31, 2014	15.84	.06	2.77	2.83	(.09)	(.09)	—	18.58	17.93	47,935	1.83	.35	63
July 31, 2013	12.48	.08	3.32	3.40	(.04)	(.04)	—	15.84	27.35	51,200	1.89	.55	77
July 31, 2012	11.79	.04	.68	.72	(.03)	(.03)	—[d,e]	12.48	6.09	52,017	1.95	.38	49

Class C
July 31, 2016	$21.18	.09	(.48)	(.39)	(.19)	(.19)	—	$20.60	(1.82)	$56,542	1.80 [g]	.44 [g]	33
July 31, 2015	19.59	.03	1.64	1.67	(.08)	(.08)	—	21.18	8.51	52,357	1.78	.16	44
July 31, 2014	16.70	.06	2.93	2.99	(.10)	(.10)	—	19.59	17.93	40,199	1.83	.33	63
July 31, 2013	13.16	.08	3.50	3.58	(.04)	(.04)	—	16.70	27.31	34,080	1.89	.53	77
July 31, 2012	12.43	.04	.72	.76	(.03)	(.03)	—[d,e]	13.16	6.14	30,509	1.95	.37	49

Class M
July 31, 2016	$21.12	.14	(.47)	(.33)	(.21)	(.21)	—	$20.58	(1.54)	$17,863	1.55 [g]	.71 [g]	33
July 31, 2015	19.52	.09	1.61	1.70	(.10)	(.10)	—	21.12	8.73	23,661	1.53	.42	44
July 31, 2014	16.63	.11	2.91	3.02	(.13)	(.13)	—	19.52	18.26	22,649	1.58	.59	63
July 31, 2013	13.10	.11	3.50	3.61	(.08)	(.08)	—	16.63	27.67	20,852	1.64	.78	77
July 31, 2012	12.38	.08	.70	.78	(.06)	(.06)	—[d,e]	13.10	6.37	18,740	1.70	.62	49

Class R
July 31, 2016	$22.07	.20	(.49)	(.29)	(.21)	(.21)	—	$21.57	(1.28)	$2,774	1.30 [g]	.98 [g]	33
July 31, 2015	20.39	.14	1.70	1.84	(.16)	(.16)	—	22.07	9.03	4,559	1.28	.66	44
July 31, 2014	17.37	.16	3.04	3.20	(.18)	(.18)	—	20.39	18.53	3,641	1.33	.83	63
July 31, 2013	13.68	.15	3.66	3.81	(.12)	(.12)	—	17.37	28.03	2,871	1.39	1.00	77
July 31, 2012	12.95	.11	.73	.84	(.11)	(.11)	—[d,e]	13.68	6.59	2,053	1.45	.86	49

Class R6
July 31, 2016	$22.90	.34	(.49)	(.15)	(.40)	(.40)	—	$22.35	(.62)	$17,563	.65 [g]	1.60 [g]	33
July 31, 2015	21.13	.29	1.76	2.05	(.28)	(.28)	—	22.90	9.74	19,178.64		1.31	44
July 31, 2014	17.98	.30	3.15	3.45	(.30)	(.30)	—	21.13	19.32	15,633.66		1.51	63
July 31, 2013	14.10	.23 [f]	3.82	4.05	(.17)	(.17)	—	17.98	28.98	13,890.66		1.32 [f]	77
July 31, 2012†	13.97	.01	.12	.13	—	—	—	14.10	.93*	10	.05*	.08*	49

Class Y
July 31, 2016	$22.81	.31	(.50)	(.19)	(.38)	(.38)	—	$22.24	(.80)	$226,851	.80g	1.44 [g]	33
July 31, 2015	21.06	.25	1.76	2.01	(.26)	(.26)	—	22.81	9.57	224,149.78		1.10	44
July 31, 2014	17.91	.26	3.14	3.40	(.25)	(.25)	—	21.06	19.15	65,749.83		1.33	63
July 31, 2013	14.10	.24	3.76	4.00	(.19)	(.19)	—	17.91	28.63	50,187.89		1.54	77
July 31, 2012	13.32	.18	.76	.94	(.16)	(.16)	—[d,e]	14.10	7.21	44,865.95		1.35	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Investors Fund	Investors Fund 39

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc. (SWS) which amounted to less than $0.01 per share outstanding on August 22, 2011.

f The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective February 1, 2016, the fund has terminated its class R5 shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

40 Investors Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Investors Fund 41

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $38,099,275 and the value of securities loaned amounted to $37,306,226.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)

42 Investors Fund

and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2016, the fund had a capital loss carryover of $412,798,005 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$154,157,265	N/A	$154,157,265	July 31, 2017

258,640,740	N/A	258,640,740	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $25,759,698 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from partnership income and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $8,765,214 to increase undistributed net investment income, $267,918 to increase paid-in capital and $9,033,132 to increase accumulated net realized loss.

Investors Fund 43

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$367,614,218
Unrealized depreciation	(98,011,541)

Net unrealized appreciation	269,602,677
Undistributed ordinary income	17,922,387
Capital loss carryforward	(412,798,005)
Post-October capital loss deferral	(25,759,698)
Cost for federal income tax purposes	$1,552,438,032

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.553% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $21,320.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

44 Investors Fund

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective February 1, 2016, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,899,833	Class R5	12

Class B	74,415	Class R6	8,802

Class C	109,644	Class Y	448,412

Class M	40,882	Total	$3,587,992

Class R	5,992

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,644 under the expense offset arrangements and by $56,820 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,297, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,583,591	Class M	151,626

Class B	368,061	Class R	14,855

Class C	540,911	Total	$4,659,044

Investors Fund 45

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $89,930 and $836 from the sale of class A and class M shares, respectively, and received $27,636 and $2,812 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $27 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$581,514,719	$706,010,690

U.S. government securities (Long-term)	—	—

Total	$581,514,719	$706,010,690

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	3,277,617	$68,719,056	5,519,710	$120,530,707

Shares issued in connection with
reinvestment of distributions	930,393	19,919,729	595,846	13,156,274

	4,208,010	88,638,785	6,115,556	133,686,981

Shares repurchased	(9,769,688)	(203,169,082)	(8,023,770)	(176,257,249)

Net decrease	(5,561,678)	$(114,530,297)	(1,908,214)	$(42,570,268)

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	175,497	$3,268,893	245,127	$4,810,367

Shares issued in connection with
reinvestment of distributions	15,727	302,591	6,208	123,296

	191,224	3,571,484	251,335	4,933,663

Shares repurchased	(546,174)	(10,169,337)	(692,570)	(13,586,307)

Net decrease	(354,950)	$(6,597,853)	(441,235)	$(8,652,644)

46 Investors Fund

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	816,882	$16,138,101	645,034	$13,298,751

Shares issued in connection with
reinvestment of distributions	24,557	496,797	7,367	154,200

	841,439	16,634,898	652,401	13,452,951

Shares repurchased	(569,460)	(11,082,640)	(231,865)	(4,802,015)

Net increase	271,979	$5,552,258	420,536	$8,650,936

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	30,585	$594,405	65,505	$1,359,216

Shares issued in connection with
reinvestment of distributions	10,955	221,080	5,419	112,922

	41,540	815,485	70,924	1,472,138

Shares repurchased	(293,935)	(5,757,862)	(111,183)	(2,291,904)

Net decrease	(252,395)	$(4,942,377)	(40,259)	$(819,766)

	Year ended 7/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	16,197	$332,796	82,858	$1,764,128

Shares issued in connection with
reinvestment of distributions	1,388	29,302	1,247	27,108

	17,585	362,098	84,105	1,791,236

Shares repurchased	(95,531)	(1,942,380)	(56,115)	(1,222,514)

Net increase (decrease)	(77,946)	$(1,580,282)	27,990	$568,722

	Period ended 7/31/16*		Year ended 7/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	12	279	9	193

	12	279	9	193

Shares repurchased	(755)	(15,169)	—	—

Net increase (decrease)	(743)	$(14,890)	9	$193

	Year ended 7/31/16		Year ended 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	34,896	$731,193	149,723	$3,358,233

Shares issued in connection with
reinvestment of distributions	15,183	330,684	9,400	211,123

	50,079	1,061,877	159,123	3,569,356

Shares repurchased	(101,522)	(2,185,094)	(61,499)	(1,377,168)

Net increase (decrease)	(51,443)	$(1,123,217)	97,624	$2,192,188

Investors Fund 47

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,451,110	$73,348,050	8,279,940	$186,913,268

Shares issued in connection with
reinvestment of distributions	172,719	3,748,000	47,319	1,059,464

	3,623,829	77,096,050	8,327,259	187,972,732

Shares repurchased	(3,250,633)	(68,754,513)	(1,622,273)	(35,985,050)

Net increase	373,196	$8,341,537	6,704,986	$151,987,682

* Effective February 1, 2016, the fund has terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 758 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $16,941.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$15,773,109	$244,180,463	$240,018,712	$61,154	$19,934,860

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

48 Investors Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,112 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Investors Fund 49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

50 Investors Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Investors Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Investors Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN012
302170 9/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$42,442	$ —	$4,550	$ —
July 31, 2015	$41,210	$ —	$4,400	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,550 and $4,400 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$ —	$ —	$ —

July 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investors Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016